SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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[  ]            Definitive Proxy Statement
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[X]            Soliciting Material under Rule 14a-12

COMMAND CENTER, INC.
(Name of Registrant as Specified in its Charter)

Ephraim Fields
Keith Rosenbloom
Lawrence F. Hagenbuch
Randall Bort
Sean Gelston
Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Ephraim Fields Announces the Nomination of Directors of Command Center, Inc.

Ephraim Fields is pleased to announce the nomination of Mr. Ephraim Fields, Mr. Keith Rosenbloom, Mr. Lawrence F. Hagenbuch, Mr. Randall Bort, and Mr. Sean Gelston to serve as directors of Command Center, Inc., in opposition to the slate of director nominees which will be nominated by Command Center.  Command Center’s 2017 Annual Meeting of Shareholders will be held on a date to be announced by the company.  Ephraim Fields plans to file proxy materials with the Securities and Exchange Commission asking for shareholders to vote for his nominees on the WHITE proxy card.  Attached hereto are copies of (1) a Notice of Intent to Nominate Directors that Ephraim Fields sent to the Company on September 14, 2017; and (2) a press release that Ephraim Fields issued, on October 11, 2017, regarding the nomination of directors by Ephraim Fields.

Important Information

This filing is not a solicitation of a proxy from any security holder of Command Center, Inc. (the “Company”).  Ephraim Fields has nominated Mr. Ephraim Fields, Mr. Keith Rosenbloom, Mr. Lawrence F. Hagenbuch, Mr. Randall Bort, and Mr. Sean Gelston as nominees to the Company’s board of directors and intends to solicit votes for the election of Mr. Ephraim Fields, Mr. Keith Rosenbloom, Mr. Lawrence F. Hagenbuch, Mr. Randall Bort, and Mr. Sean Gelston as members of the Company’s board of directors (the “Nominees”).  Ephraim Fields will send a definitive proxy statement, WHITE proxy card and related proxy materials to shareholders of the Company seeking their support of the Nominees at the Company’s 2017 Annual Meeting of Shareholders.  Shareholders are urged to read the definitive proxy statement and WHITE proxy card when they become available, because they will contain important information about Ephraim Fields, the other Nominees, the Company and related matters.  Shareholders may obtain a free copy of the definitive proxy statement and WHITE proxy card (when available) and other documents filed by Ephraim Fields with the Securities and Exchange Commission (“SEC”) at the SEC’s web site at www.sec.gov.  The definitive proxy statement (when available) and other related SEC documents filed by Ephraim Fields with the SEC may also be obtained free of charge from Ephraim Fields.

 Participants in Solicitation

The following persons are participants in the solicitation from the Company’s shareholders of proxies in favor of the Nominees: Mr. Ephraim Fields, Mr. Keith Rosenbloom, Mr. Lawrence F. Hagenbuch, Mr. Randall Bort, and Mr. Sean Gelston.  The participants may have interests in the solicitation, including as a result of holding shares of the Company’s common stock.  Information regarding the participants and their interests may be found in the attached Notice of Intent to Nominate Directors that Ephraim Fields sent to the Company on September 14, 2017, which is incorporated herein by reference.

September 14, 2017

Certified Mail Return Receipt Requested and Overnight Delivery

Attention: Secretary of the Corporation, Brendan Simaytis
Command Center, Inc.
3609 S. Wadsworth Boulevard, Suite 250
Lakewood, Colorado 80235

Re:            Notice of Intent to Nominate Directors

Ladies and Gentlemen:

This letter constitutes a notice of intent by Ephraim Fields (the “Stockholder”) to nominate five persons for election as directors of Command Center, Inc. (the “Company”) at the 2017 Annual Meeting of Stockholders of the Company (the “Annual Meeting”).  Enclosed, the Stockholder submits his nominees for election at the Annual Meeting.  This notice is being provided to you pursuant to Section 3.8 of the Company’s Amended and Restated Bylaws, as filed with the Securities and Exchange Commission on September 8, 2017.

The Stockholder’s name and address as they appear on the Company’s books and records are Ephraim Fields at 265 E. 66th Street, Apt. 41A, New York, New York, 10065.  The Stockholder beneficially owns in the aggregate 2,394,085 shares of the Company’s common stock, par value $0.001 per share (the “Shares”).  In total, this represents approximately 3.9% of the Company’s outstanding Shares.  The Stockholder is the record holder of 500 Shares.  The Stockholder will notify the Company in writing of the class and number of Shares owned of record and beneficially as of the record date for the Annual Meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed.

By the fact of the Stockholder’s submission of this notice of intent to nominate and submit his nominees for election, it is the Stockholder’s understanding that the Company will be obligated under the federal securities laws to file a preliminary proxy statement and form of proxy with the Securities and Exchange Commission to allow the Commission to review and comment on such proxy materials.

The Stockholder hereby notifies the Company that he intends to nominate Mr. Ephraim Fields, Mr. Keith Rosenbloom, Mr. Lawrence F. Hagenbuch, Mr. Randall Bort, and Mr. Sean Gelston for election to the Board of Directors of the Company at the Annual Meeting.  Enclosed is the written consent of Mr. Ephraim Fields, Mr. Keith Rosenbloom, Mr. Lawrence F. Hagenbuch, Mr. Randy Bort, and Mr. Sean Gelston to be named in the proxy statement of the Stockholder and to serve as directors of the Company if elected.

The Stockholder is a holder of record of Shares entitled to vote at the Annual Meeting and intends to appear in person or by proxy at the Annual Meeting to nominate Mr. Ephraim Fields, Mr. Keith Rosenbloom, Mr. Lawrence F. Hagenbuch, Mr. Randall Bort, and Mr. Sean Gelston.  The Stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination.

To the extent not prohibited under the Company’s charter documents and applicable law, the Stockholder reserves the right to solicit proxies for the election of substitute nominees if the Company makes or announces any changes to its charter documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying a nominee.

Provided below is information regarding the Stockholder’s nomination of directors.

A.            Name, Age, and Addresses

Name	Age	Business Address	Residence address
Ephraim Fields	51	c/o Echo Lake Capital 501 Madison Avenue, Floor 12A New York, NY 10022	[REDACTED]
Keith Rosenbloom	49	c/o Cruiser Capital 501 Madison Avenue, Floor 12A New York, NY 10022	[REDACTED]
Lawrence F. Hagenbuch	51	4309 Larchmont Ave Dallas, TX 75205	[REDACTED]
Randall Bort	52	999 N. Sepulveda Blvd. #600 El Segundo, CA 90245	[REDACTED]
Sean Gelston	48	2 Landmark Square Suite 208 Stamford, CT 06901	[REDACTED]

B.            Principal Occupation or Employment and Qualifications

Ephraim Fields:
Mr. Ephraim Fields is the founder of Echo Lake Capital, a value-oriented investment firm which invests in publicly traded U.S. equities.  Prior to founding Echo Lake, Ephraim was the founder and portfolio manager of Clarus Capital, a value-oriented investment fund which invested primarily in small cap and microcap U.S. listed stocks.  Earlier in his career Ephraim was an investment banker at Credit Suisse First Boston, Donaldson, Lufkin and Jenrette, and Wasserstein Perella. Ephraim has an MBA from the Wharton School at the University of Pennsylvania and a BSBA from Washington University in St. Louis.  Ephraim has extensive experience in mergers and acquisitions, debt and equity capital markets, microcap stocks and private equity investing.

Keith Rosenbloom:
Mr. Keith Rosenbloom is the co-founder of Cruiser Capital Advisors, LLC, which acts as the investment advisor to pooled investment vehicles (the “Cruiser Portfolios”) on a discretionary basis.  He has managed the Cruiser Portfolios since inception.  Mr. Rosenbloom has over 25 years of investing experience with an emphasis on applying traditional value oriented private equity techniques to public and private special situations. Prior to founding Cruiser Capital, Keith, co-founded and managed the CARE Capital Group, an investment company focused on investing in hedge funds and creating alternative investment opportunities, where he served as Portfolio Manager of the CARE Fund and CARE Market Neutral Fund. Prior to CARE Capital, Keith co-managed Comvest Venture Partners, a private equity and bridge loan fund, and served as Director of Merchant Banking for Commonwealth Associates.  Keith acts as an advisor to two family offices on their alternative investment portfolios. Keith graduated cum laude from Yale University. Keith has extensive experience in corporate finance, mergers and acquisitions, and public market and private equity investing.

Lawrence F. Hagenbuch:
Mr. Lawrence Hagenbuch is currently the Chief Operating Officer and Chief Financial Officer for J. Hilburn, Inc., a custom clothier for men.  Mr. Hagenbuch has been with J. Hilburn since May 2010.  Mr. Hagenbuch served on the board of directors and the audit and compensation committees of the publicly traded Remy International from 2008 until 2015 when it was sold for $1.2 billion.  He currently serves on the board of directors of the publicly traded Arotech Corp. Mr. Hagenbuch has served in senior management positions for Suntx Capital partners, Alix Partners, GE / GE capital, and American National Can.  Mr. Hagenbuch began his professional career in the United States Navy.  He served for four years as the Weapons Officer onboard USS Reuben James (FFG-57) in the Pacific Fleet. Mr. Hagenbuch earned an undergraduate in engineering degree from Vanderbilt University on a full Navy ROTC scholarship.  He later earned an MBA from the Wharton School of the University of Pennsylvania.  Mr. Hagenbuch currently serves as a founding board member of the veteran’s service charity, Soldiers Who Salsa.  Mr. Hagenbuch has extensive experience in operations, marketing and strategic planning.

Randall Bort:
Mr. Randall Bort has recently served on the board of directors of two publicly traded entities (Gores Holdings I and Gores Holdings II)  sponsored by the Gores Group, an investment firm which currently has approximately $2.5 billion in assets under management.   Mr. Bort is a Co-Founder of SandTree Holdings, LLC, a private investment firm. Previously, Mr. Bort was an investment banker at Drexel Burnham Lambert, BT Securities, Donaldson, Lufkin & Jenrette, Credit Suisse First Boston, The Mercanti Group and Imperial Capital. Mr. Bort has significant financial, transactional and capital markets experience across multiple industries and has worked both domestically and in Asia. Mr. Bort earned a B.A. in Economics and Mathematics from Claremont McKenna College and an M.B.A. in Finance and Entrepreneurial Management from The Wharton School of the University of Pennsylvania.

Sean Gelston:
Mr. Sean Gelston is a portfolio manager and chief operating officer at Victori Capital, an investment firm based in Stamford, CT, where he also manages a long/short equity fund.  Previously he was a partner and co-portfolio manager at the Iroquois Energy Fund.  He has also held analyst positions at Castleton Commodities International, Clarus Capital and the Dreyfus Corporation, and prior to his coming to Wall Street was employed as an engineer at Ford Motor Company.   He holds a B.S. in Mechanical Engineering from the Massachusetts Institute of Technology, an M.S. in Mechanical Engineering from the University of Michigan and an M.B.A. from the University of Michigan.  He has been a CFA charter holder since 2003.

The combination of experience, skill sets, and qualifications discussed above led to the conclusion that each of the nominees should serve as a director of the Company.  Specifically, the nominees have gained familiarity with the Company’s financial statements and understand both the demands of operating a business and the challenges currently facing the Company, which will make them a valuable resource on the Board of Directors.

Furthermore, the role of an effective director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the director may exercise judgment and reach conclusions in fulfilling his duties and fiduciary obligations.  The Stockholder believes that the background and expertise of each of the nominees, as set forth above, evidence those abilities and are appropriate to his serving on the Company’s Board of Directors.

The Stockholder believes that each of the nominees would be deemed “independent” as that term is defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the NASDAQ Marketplace Rules.  The Stockholder also believes that the nominees would each qualify as an “audit committee financial expert,” as that term is defined by the Securities and Exchange Commission.

C.            Shares Owned by the Nominees Either Beneficially or of Record

Mr. Fields owns Shares as reflected below.  Messrs. Hagenbuch, Rosenbloom, Bort, and Gelston do not own Shares, beneficially (directly or indirectly) or of record and to their knowledge, none of their affiliates or associates own any Shares beneficially (directly or indirectly).

Name of Nominee	Ownership	Class	Amount

Ephraim Fields	Of Record	Common	500

Ephraim Fields	Beneficially	Common	2,394,085

As of the date of this notice, no agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) has been entered by, or on behalf of, the Stockholder or any of his affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Stockholder or any of his affiliates or associates with respect to shares of stock of the Company.  Mr. Fields, as the Stockholder, will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the Annual Meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed.

From time to time, the Stockholder may purchase Shares using margin provided by banking institutions or brokerage firms on such firms’ usual terms and conditions.  All or part of the Shares may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities.  Such loans, if any, generally bear interest at a rate based upon the federal funds rate plus a margin.  Such indebtedness, if any, may be refinanced with other banks or broker-dealers.  As of the date of this notice, the Stockholder does not have any loans secured by Shares.

D.            Interest of Certain Persons in Company and Matters to Be Acted Upon

Except as otherwise set forth herein, Mr. Fields is not, nor has he been within the past year, a party to any agreement, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.  Mr. Fields, as the Stockholder, will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the Annual Meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed.

Mr. Fields does not have, nor do any of his affiliates or associates have, any arrangement or understanding with any person with respect to any future employment with the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.  Mr. Fields, as the Stockholder, will notify the Company in writing of any such arrangement or understanding in effect as of the record date for the Annual Meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed.

Except as otherwise set forth herein, Mr. Rosenbloom is not, nor has he been within the past year, a party to any agreement, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Mr. Rosenbloom does not have, nor do any of his affiliates or associates have, any arrangement or understanding with any person with respect to any future employment with the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Except as otherwise set forth herein, Mr. Hagenbuch is not, nor has he been within the past year, a party to any agreement, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Mr. Hagenbuch does not have, nor do any of his affiliates or associates have, any arrangement or understanding with any person with respect to any future employment with the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Except as otherwise set forth herein, Mr. Bort is not, nor has he been within the past year, a party to any agreement, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Mr. Bort does not have, nor do any of his affiliates or associates have, any arrangement or understanding with any person with respect to any future employment with the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Except as otherwise set forth herein, Mr. Gelston is not, nor has he been within the past year, a party to any agreement, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Mr. Gelston does not have, nor do any of his affiliates or associates have, any arrangement or understanding with any person with respect to any future employment with the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

The Stockholder has no material interest in the election of the nominees other than in his capacity as a stockholder of the Company.

E.            Other Information

Directorships of Other Publicly Owned Companies

Messrs. Fields, Rosenbloom, and Gelston do not presently serve, nor have they served during the past five years, as a director of any corporation, partnership or other entity that has a class of equity securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act, or any corporation, partnership or other entity registered as an investment company under the Investment Company Act of 1940, as amended.  Mr. Hagenbuch has served on the board of directors of Remy International and Arotech Corp. Mr. Bort has served on the board of directors of Gores Holdings I and Gores Holdings II.

Material Proceedings Adverse to the Company

To the knowledge of the Stockholder and the nominees, there are no material proceedings to which the nominees, or any of their affiliates or associates, is a party adverse to the Company or any of its subsidiaries, and neither the nominees nor any of their affiliates or associates has a material interest adverse to the Company or any of its subsidiaries.

Arrangements or Understandings with Other Persons

The Stockholder will reimburse the other nominees for any expenses that they reasonably incur in connection with the intended solicitation of proxies for use at the Annual Meeting.  To Mr. Fields’ knowledge, he has no arrangement or understandings with any other person pursuant to which he was or is to be selected as a director or nominee for election as a director of the Company.  To Mr. Rosenbloom’s knowledge, he has no arrangement or understandings with any other person pursuant to which he was or is to be selected as a director or nominee for election as a director of the Company.  To Mr. Hagenbuch’s knowledge, he has no arrangement or understandings with any other person pursuant to which he was or is to be selected as a director or nominee for election as a director of the Company.  To Mr. Bort’s knowledge, he has no arrangement or understandings with any other person pursuant to which he was or is to be selected as a director or nominee for election as a director of the Company.  To Mr. Gelston’s knowledge, he has no arrangement or understandings with any other person pursuant to which he was or is to be selected as a director or nominee for election as a director of the Company.  None of the nominees is, and will not become, a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to each other or any other person as to how he, if elected as a director of the Company, will act or vote on any issue or question.

Absence of any Family Relationships

None of the nominees has any family relationship with any director or officer of the Company.

Absence of Involvement in Certain Legal Proceedings

To the knowledge of the nominees, and based on information in their possession, during the past ten years:

a.    No petition under the federal bankruptcy laws or any state insolvency law has been filed by or against Mr. Fields, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of Mr. Fields.  In addition, no petition under the federal bankruptcy laws or any state insolvency law has been filed by or against, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of any partnership in which he is or was a general partner, or any corporation or business association of which he is or was an executive officer at or within two years before the time of such filing.

b.    Mr. Fields has not been convicted in a criminal proceeding nor has he been the named subject of any criminal proceeding which is presently pending (excluding traffic violations or similar misdemeanors).

c.    Mr. Fields has not been the subject of any court order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining (or otherwise limiting) him from (A) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”) or any associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity; (B) engaging in any type of business practice; or (C) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

d.    Mr. Fields has not been the subject of any order, judgment or decree not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his right to be engaged in any activity described in clause c.(A) above, or his right to be associated with persons engaged in any such activity.

e.    Mr. Fields has not been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission (“SEC”) or the CFTC to have violated any federal or state securities law or any federal commodities law, where such judgment or finding has not been subsequently reversed, suspended or vacated.

f.    Except as noted below, Mr. Fields was not the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (A) Any federal or state securities or commodities law or regulation; (B) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (C) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.  As described in SEC administrative proceeding, File No. 3-13962, in July 2010, without admitting or denying any violation, Mr. Fields submitted an offer to the SEC to settle a matter by agreeing to cease and desist from committing any violations of Section 17(a) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, to be censured and to pay a fifty thousand dollar penalty, with the offer of settlement being accepted in the SEC’s order.

g.    Mr. Fields was not the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, and registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

To the knowledge of the nominees, and based on information in their possession, during the past ten years:

a.    No petition under the federal bankruptcy laws or any state insolvency law has been filed by or against Mr. Rosenbloom, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of Mr. Rosenbloom.  In addition, since January 1, 2005, no petition under the federal bankruptcy laws or any state insolvency law has been filed by or against, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of any partnership in which he is or was a general partner, or any corporation or business association of which he is or was an executive officer at or within two years before the time of such filing.

b.    Mr. Rosenbloom has not been convicted in a criminal proceeding nor has he been the named subject of any criminal proceeding which is presently pending (excluding traffic violations or similar misdemeanors).

c.    Mr. Rosenbloom has not been the subject of any court order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining (or otherwise limiting) him from (A) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the CFTC or any associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity; (B) engaging in any type of business practice; or (C) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

d.    Mr. Rosenbloom has not been the subject of any order, judgment or decree not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his right to be engaged in any activity described in clause c. above, or his right to be associated with persons engaged in any such activity.

e.    Mr. Rosenbloom has not been found by a court of competent jurisdiction in a civil action or by the SEC or the CFTC to have violated any federal or state securities law or any federal commodities law, where such judgment or finding has not been subsequently reversed, suspended or vacated.

f.    Mr. Rosenbloom was not the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (A) Any federal or state securities or commodities law or regulation; (B) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (C) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

g.    Mr. Rosenbloom was not the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, and registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

To the knowledge of the nominees, and based on information in their possession, during the past ten years:

a.    No petition under the federal bankruptcy laws or any state insolvency law has been filed by or against Mr. Hagenbuch, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of Mr. Hagenbuch.  In addition, since January 1, 2005, no petition under the federal bankruptcy laws or any state insolvency law has been filed by or against, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of any partnership in which he is or was a general partner, or any corporation or business association of which he is or was an executive officer at or within two years before the time of such filing.

b.    Mr. Hagenbuch has not been convicted in a criminal proceeding nor has he been the named subject of any criminal proceeding which is presently pending (excluding traffic violations or similar misdemeanors).

c.    Mr. Hagenbuch has not been the subject of any court order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining (or otherwise limiting) him from (A) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the CFTC or any associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity; (B) engaging in any type of business practice; or (C) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

d.    Mr. Hagenbuch has not been the subject of any order, judgment or decree not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his right to be engaged in any activity described in clause c. above, or his right to be associated with persons engaged in any such activity.

e.    Mr. Hagenbuch has not been found by a court of competent jurisdiction in a civil action or by the SEC or the CFTC to have violated any federal or state securities law or any federal commodities law, where such judgment or finding has not been subsequently reversed, suspended or vacated.

f.    Mr. Hagenbuch was not the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (A) Any federal or state securities or commodities law or regulation; (B) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (C) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

g.    Mr. Hagenbuch was not the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, and registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

To the knowledge of the nominees, and based on information in their possession, during the past ten years:

a.    No petition under the federal bankruptcy laws or any state insolvency law has been filed by or against Mr. Bort, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of Mr. Bort.  In addition, since January 1, 2005, no petition under the federal bankruptcy laws or any state insolvency law has been filed by or against, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of any partnership in which he is or was a general partner, or any corporation or business association of which he is or was an executive officer at or within two years before the time of such filing.

b.    Mr. Bort has not been convicted in a criminal proceeding nor has he been the named subject of any criminal proceeding which is presently pending (excluding traffic violations or similar misdemeanors).

c.    Mr. Bort has not been the subject of any court order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining (or otherwise limiting) him from (A) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the CFTC or any associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity; (B) engaging in any type of business practice; or (C) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

d.    Mr. Bort has not been the subject of any order, judgment or decree not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his right to be engaged in any activity described in clause c. above, or his right to be associated with persons engaged in any such activity.

e.    Mr. Bort has not been found by a court of competent jurisdiction in a civil action or by the SEC or the CFTC to have violated any federal or state securities law or any federal commodities law, where such judgment or finding has not been subsequently reversed, suspended or vacated.

f.    Mr. Bort was not the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (A) Any federal or state securities or commodities law or regulation; (B) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (C) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

g.    Mr. Bort was not the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, and registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

To the knowledge of the nominees, and based on information in their possession, during the past ten years:

a.    No petition under the federal bankruptcy laws or any state insolvency law has been filed by or against Mr. Gelston, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of Mr. Gelston.  In addition, since January 1, 2005, no petition under the federal bankruptcy laws or any state insolvency law has been filed by or against, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of any partnership in which he is or was a general partner, or any corporation or business association of which he is or was an executive officer at or within two years before the time of such filing.

b.    Mr. Gelston has not been convicted in a criminal proceeding nor has he been the named subject of any criminal proceeding which is presently pending (excluding traffic violations or similar misdemeanors).

c.    Mr. Gelston has not been the subject of any court order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining (or otherwise limiting) him from (A) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the CFTC or any associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity; (B) engaging in any type of business practice; or (C) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

d.    Mr. Gelston has not been the subject of any order, judgment or decree not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his right to be engaged in any activity described in clause c. above, or his right to be associated with persons engaged in any such activity.

e.    Mr. Gelston has not been found by a court of competent jurisdiction in a civil action or by the SEC or the CFTC to have violated any federal or state securities law or any federal commodities law, where such judgment or finding has not been subsequently reversed, suspended or vacated.

f.    Mr. Gelston was not the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (A) Any federal or state securities or commodities law or regulation; (B) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (C) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

g.    Mr. Gelston was not the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, and registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Proceedings Adverse to the Company

To the knowledge of the Stockholder and the other nominees, there are no material proceedings to which the nominees, or any of their affiliates or associates, is a party adverse to the Company or any of its subsidiaries, and neither the nominees nor any of their affiliates or associates has a material interest adverse to the Company or any of its subsidiaries.

Absence of Certain Transactions

To the knowledge of the nominees, and based on information in their possession, since the beginning of the Company’s last fiscal year, none of the nominees, nor any member of their immediate family, has had any direct or indirect material interest in any transaction in which the Company was or is a participant, and none of the nominees, nor any member of their immediate family, has any direct or indirect material interest in any currently proposed transaction in which the Company is to be a participant.

Section 16 Compliance

None of the nominees are required to file reports under Section 16 of the Exchange Act with respect to Shares of the Company.

Transactions in Shares of the Company

With regard to all Shares purchased or sold within the past two years, set forth below are the dates on which they were purchased or sold and the amount purchased or sold on each such date.  Other than the Stockholder, none of the other nominees has had any transactions in Shares.

	Shares
Date	Bought/(Sold)	Price Per Share
9/12/2017	95372	$ 0.37
8/22/2017	20000	$ 0.35
8/22/2017	10000	$ 0.35
8/21/2017	15000	$ 0.35
8/18/2017	3000	$ 0.35
8/18/2017	12700	$ 0.35
8/16/2017	11000	$ 0.34
8/16/2017	25000	$ 0.34
8/15/2017	30000	$ 0.36
8/15/2017	-39820	$ 0.34
8/15/2017	-17705	$ 0.35
8/15/2017	-12000	$ 0.36
5/30/2017	-5000	$ 0.35
5/17/2017	-48403	$ 0.36
5/15/2017	-8500	$ 0.37
5/15/2017	-18100	$ 0.35
5/15/2017	-1500	$ 0.36
5/4/2017	-10600	$ 0.34
4/27/2017	-16043	$ 0.35
4/25/2017	-51000	$ 0.35
4/20/2017	-2500	$ 0.35
4/20/2017	-22500	$ 0.35
4/19/2017	-15000	$ 0.37
4/19/2017	48012	$ 0.36
4/11/2017	10600	$ 0.33
4/4/2017	17000	$ 0.34
4/4/2017	14950	$ 0.32
4/3/2017	14950	$ 0.32

4/3/2017	17000	$ 0.34
4/3/2017	25000	$ 0.33
4/3/2017	25000	$ 0.33
4/3/2017	23500	$ 0.35
3/31/2017	34600	$ 0.35
3/31/2017	20000	$ 0.35
3/31/2017	35000	$ 0.35
3/31/2017	20000	$ 0.35
3/31/2017	20000	$ 0.35
3/31/2017	25000	$ 0.35
3/31/2017	19900	$ 0.35
3/31/2017	100	$ 0.35
3/31/2017	20000	$ 0.35
3/27/2017	11600	$ 0.38
3/2/2017	1507	$ 0.38
2/27/2017	20000	$ 0.40
2/27/2017	9000	$ 0.40
2/27/2017	9000	$ 0.40
2/27/2017	20000	$ 0.40
2/13/2017	15000	$ 0.38
2/13/2017	15000	$ 0.38
2/6/2017	30000	$ 0.40
1/27/2017	-80000	$ 0.41
1/27/2017	-24300	$ 0.41
1/27/2017	-20843	$ 0.41
1/27/2017	-11000	$ 0.41
1/27/2017	-4000	$ 0.42
1/18/2017	-25000	$ 0.41
1/18/2017	-24650	$ 0.41
1/18/2017	-1002	$ 0.39
1/18/2017	-7500	$ 0.41
1/3/2017	-100	$ 0.38
12/12/2016	-14269	$ 0.36
12/12/2016	-20000	$ 0.37
12/9/2016	-350	$ 0.40
12/6/2016	-28391	$ 0.38
12/6/2016	-2509	$ 0.38
12/2/2016	-46000	$ 0.39
12/1/2016	-20000	$ 0.39
12/1/2016	-30000	$ 0.39
12/1/2016	-30000	$ 0.38

12/1/2016	-28525	$ 0.38
11/28/2016	25000	$ 0.36
11/28/2016	25000	$ 0.36
11/28/2016	15000	$ 0.36
11/28/2016	15000	$ 0.36
10/13/2016	28525	$ 0.36
10/13/2016	30000	$ 0.36
10/13/2016	20000	$ 0.36
9/30/2016	-12400	$ 0.38
9/29/2016	-48850	$ 0.38
9/28/2016	-4600	$ 0.39
9/8/2016	3000	$ 0.38
9/8/2016	1500	$ 0.38
9/8/2016	7000	$ 0.38
9/8/2016	23000	$ 0.38
9/6/2016	15000	$ 0.39
9/1/2016	-3300	$ 0.40
9/1/2016	-18300	$ 0.40
8/29/2016	-46242	$ 0.44
7/19/2016	-20000	$ 0.39
7/13/2016	-30000	$ 0.43
7/11/2016	-2259	$ 0.43
7/8/2016	-17500	$ 0.41
7/8/2016	-29979	$ 0.41
7/8/2016	-500	$ 0.40
7/8/2016	-2000	$ 0.39
7/8/2016	-14500	$ 0.40
7/8/2016	-50	$ 0.41
7/8/2016	-9812	$ 0.41
7/8/2016	-2500	$ 0.41
7/8/2016	-17500	$ 0.41
7/8/2016	-10000	$ 0.41
7/6/2016	-7500	$ 0.39
7/6/2016	-3000	$ 0.37
7/6/2016	-2500	$ 0.39
7/6/2016	-6900	$ 0.40
7/6/2016	-22200	$ 0.41
7/5/2016	-2500	$ 0.42
7/5/2016	-2500	$ 0.40
7/5/2016	-2500	$ 0.40
7/5/2016	-17500	$ 0.41

7/5/2016	-15000	$ 0.41
7/5/2016	-2500	$ 0.41
7/5/2016	-11300	$ 0.36
7/5/2016	-31200	$ 0.42
7/5/2016	-5000	$ 0.42
7/5/2016	-20000	$ 0.41
7/1/2016	-29500	$ 0.40
6/30/2016	-500	$ 0.40
6/29/2016	-388	$ 0.40
6/28/2016	-30000	$ 0.40
6/27/2016	-21700	$ 0.40
6/23/2016	-2500	$ 0.40
6/7/2016	-25000	$ 0.43
6/7/2016	-21987	$ 0.42
6/6/2016	-2712	$ 0.42
5/26/2016	-14401	$ 0.40
5/26/2016	-7000	$ 0.39
5/26/2016	-8000	$ 0.36
5/17/2016	-1000	$ 0.41
5/17/2016	-13900	$ 0.41
5/12/2016	-9500	$ 0.41
5/12/2016	-500	$ 0.41
5/12/2016	-20000	$ 0.41
5/10/2016	20000	$ 0.40
5/10/2016	-2500	$ 0.42
5/9/2016	12418	$ 0.45
5/9/2016	6500	$ 0.46
5/9/2016	15000	$ 0.45
5/9/2016	14000	$ 0.45
4/11/2016	200000	$ 0.36
4/11/2016	94500	$ 0.36
4/11/2016	500	$ 0.36
4/11/2016	30000	$ 0.36
4/11/2016	30000	$ 0.36
4/11/2016	30000	$ 0.36
4/7/2016	40000	$ 0.36
4/7/2016	40000	$ 0.35
4/6/2016	300	$ 0.35
4/6/2016	25000	$ 0.36
4/6/2016	5000	$ 0.35
4/5/2016	4000	$ 0.36

4/5/2016	40000	$ 0.36
4/4/2016	40000	$ 0.36
4/4/2016	2500	$ 0.37
3/30/2016	11500	$ 0.36
3/28/2016	20000	$ 0.39
3/28/2016	15000	$ 0.39
3/14/2016	16000	$ 0.40
3/8/2016	200	$ 0.40
3/7/2016	362	$ 0.40
3/3/2016	40000	$ 0.40
2/26/2016	70000	$ 0.41
2/26/2016	10000	$ 0.41
2/26/2016	100000	$ 0.41
2/4/2016	1000	$ 0.44
2/4/2016	10000	$ 0.45
1/29/2016	7000	$ 0.46
1/29/2016	2700	$ 0.45
12/21/2015	200	$ 0.43

If the Company’s Board of Directors or a committee thereof believes this notice is incomplete or otherwise deficient in any respect, please contact the Stockholder immediately so that the Stockholder may promptly address any alleged deficiencies.

Very truly yours,

/s/ Ephraim Fields

Ephraim Fields

CONSENT OF PROPOSED NOMINEE

I, Ephraim Fields, hereby consent to be named in the proxy statement of Ephraim Fields to be used in connection with his solicitation of proxies from the Stockholders of Command Center, Inc. for use in voting at the 2017 Annual Meeting of Stockholders of Command Center, Inc. and I hereby consent and agree to serve as director of Command Center, Inc. if elected at such Annual Meeting.

/s/ Ephraim Fields
Ephraim Fields

Dated:  September 14, 2017

CONSENT OF PROPOSED NOMINEE

I, Keith Rosenbloom, hereby consent to be named in the proxy statement of Ephraim Fields to be used in connection with his solicitation of proxies from the Stockholders of Command Center, Inc. for use in voting at the 2017 Annual Meeting of Stockholders of Command Center, Inc. and I hereby consent and agree to serve as director of Command Center, Inc. if elected at such Annual Meeting.

/s/ Keith Rosenbloom
Keith Rosenbloom

Dated:  September 14, 2017

CONSENT OF PROPOSED NOMINEE

I, Lawrence F. Hagenbuch, hereby consent to be named in the proxy statement of Ephraim Fields to be used in connection with his solicitation of proxies from the Stockholders of Command Center, Inc. for use in voting at the 2017 Annual Meeting of Stockholders of Command Center, Inc. and I hereby consent and agree to serve as director of Command Center, Inc. if elected at such Annual Meeting.

/s/ Lawrence F. Hagenbuch
Lawrence F. Hagenbuch

Dated:  September 14, 2017

CONSENT OF PROPOSED NOMINEE

I, Randall Bort, hereby consent to be named in the proxy statement of Ephraim Fields to be used in connection with his solicitation of proxies from the Stockholders of Command Center, Inc. for use in voting at the 2017 Annual Meeting of Stockholders of Command Center, Inc. and I hereby consent and agree to serve as director of Command Center, Inc. if elected at such Annual Meeting.

/s/ Randall Bort
Randall Bort

Dated:  September 14, 2017

CONSENT OF PROPOSED NOMINEE

I, Sean Gelston, hereby consent to be named in the proxy statement of Ephraim Fields to be used in connection with his solicitation of proxies from the Stockholders of Command Center, Inc. for use in voting at the 2017 Annual Meeting of Stockholders of Command Center, Inc. and I hereby consent and agree to serve as director of Command Center, Inc. if elected at such Annual Meeting.

/s/ Sean Gelston
Sean Gelston

Dated:  September 14, 2017

Ephraim Fields Proposes Alternate Slate for Command Center Board of Directors

NEW YORK, NY / ACCESSWIRE / October 11, 2017 / Mr. Ephraim Fields of Echo Lake Capital, the beneficial owner of approximately 4.3% of the shares of Command Center Inc. (OTCQB: CCNI), today announced plans to nominate an alternate slate of five directors at CCNI’s next annual shareholder meeting. Seven CCNI directors are scheduled to be elected at the shareholder meeting. Mr. Fields had previously nominated an alternate slate of directors in March 2017, but the Board of Directors (the “Board”) postponed the shareholder meeting (without providing shareholders an explanation) that had been scheduled for May 2017.

CCNI’s stock price is virtually unchanged from where it was four years ago, and Mr. Fields believes it has dramatically underperformed numerous benchmarks, especially considering the tremendous job growth that has occurred in recent years. Mr. Fields, who personally owns more than twice as much stock as any CCNI Board member, believes CCNI’s stock price is undervalued and that CCNI is in urgent need of new leadership at the board level to maximize long-term shareholder value.  Mr. Fields is concerned that CCNI’s Board is not acting in the best interests of shareholders, as demonstrated by the stagnant share price.

Mr. Fields believes his slate of directors has a broad range of highly relevant operational, capital markets and public company experience, as well as a level of credibility and motivation that would be a welcome addition to the Board.  Mr. Fields believes his slate will work hard to increase both CCNI’s profitability and the multiple at which its stock trades, thereby creating a meaningful benefit to all shareholders. If elected, Mr. Fields’ directors intend to examine strategic alternatives for the company, including, without limitation, initiatives to: (i) improve the company’s existing operations and morale among its workforce, (ii) grow the company to lever its existing infrastructure, (iii) enhance the company’s credibility among the investment community, and (iv) examine the potential sale of the company.

Mr. Fields commented, “Most of CCNI’s directors have served on the Board for many years, and I fail to understand how they can justify their performance or their compensation in light of the stagnant share price. As a long-term shareholder, I have watched the Board continue to take (what I consider to be) excessive compensation, not buy much stock personally, approve compensation for senior management that does not appear justified in light of the stagnant share price, and oversee a revolving door of CFOs.”

Below are the names, ages and biographies for the five directors that Mr. Fields nominated to CCNI’s Board of Directors.

Ephraim Fields (51):

Mr. Ephraim Fields is the founder of Echo Lake Capital, a value-oriented investment firm which invests in publicly traded U.S. equities. Prior to founding Echo Lake, Ephraim was the founder and portfolio manager of Clarus Capital, a value-oriented investment fund which invested primarily in small cap and microcap U.S. listed stocks. Earlier in his career, Ephraim was an investment banker at Credit Suisse First Boston, Donaldson, Lufkin and Jenrette, and Wasserstein Perella. Ephraim has an MBA from the Wharton School at the University of Pennsylvania and a BSBA from Washington University in St. Louis. Ephraim has extensive experience in private equity investing, mergers and acquisitions, debt and equity capital markets and microcap stocks.

Lawrence Hagenbuch (50):

Mr. Lawrence Hagenbuch is currently the Chief Operating Officer and Chief Financial Officer for J. Hilburn, Inc., a custom clothier for men. Mr. Hagenbuch has been with J. Hilburn since May 2010. Mr. Hagenbuch served on the board of directors and the audit and compensation committees of the publicly traded Remy International from 2008 until 2015, when it was sold for $1.2 billion. He currently serves on the board of directors of the publicly traded Arotech Corp. (ARTX) where he serves on the Executive and Finance Committee, the Compensation Committee, and the Nominating Committee. Mr. Hagenbuch has served in senior management positions for Suntx Capital partners, Alix Partners, GE / GE capital, and American National Can. Mr. Hagenbuch began his professional career in the United States Navy. He served for four years as the Weapons Officer onboard USS Reuben James (FFG-57) in the Pacific Fleet. Mr. Hagenbuch earned an undergraduate in engineering degree from Vanderbilt University on a full Navy ROTC scholarship. He later earned an MBA from the Wharton School of the University of Pennsylvania. Mr. Hagenbuch currently serves as a founding board member of the veteran's service charity, Soldiers Who Salsa. Mr. Hagenbuch has extensive experience in operations, marketing, and strategic planning.

Randall Bort (52):

Mr. Randall Bort has recently served on the board of directors of two publicly traded entities (Gores Holdings I and Gores Holdings II) sponsored by the Gores Group, an investment firm which currently has approximately $2.5 billion in assets under management. Mr. Bort is a Co-Founder of SandTree Holdings, LLC, a private investment firm. Previously, Mr. Bort was an investment banker at Drexel Burnham Lambert, BT Securities, Donaldson, Lufkin & Jenrette, Credit Suisse First Boston, The Mercanti Group, and Imperial Capital. Mr. Bort has significant financial, transactional, and capital markets experience across multiple industries and has worked both domestically and in Asia. Mr. Bort earned a B.A. in Economics and Mathematics from Claremont McKenna College and an M.B.A. in Finance and Entrepreneurial Management from The Wharton School of the University of Pennsylvania.

Keith Rosenbloom (49):

Mr. Keith Rosenbloom is the co-founder of Cruiser Capital Advisors, LLC, which acts as the investment advisor to pooled investment vehicles (the "Cruiser Portfolios") on a discretionary basis. He has managed the Cruiser Portfolios since inception. Mr. Rosenbloom has over 25 years of investing experience with an emphasis on applying traditional value oriented private equity techniques to public and private special situations. Prior to founding Cruiser Capital, Keith co-founded and managed the CARE Capital Group, an investment company focused on investing in hedge funds and creating alternative investment opportunities, where he served as Portfolio Manager of the CARE Fund and CARE Market Neutral Fund. Prior to CARE Capital, Keith co-managed Comvest Venture Partners, a private equity and bridge loan fund, and served as Director of Merchant Banking for Commonwealth Associates. Keith acts as an advisor to two family offices on their alternative investment portfolios. Keith graduated cum laude from Yale University. Keith has extensive experience in corporate finance, mergers and acquisitions, and public market and private equity investing.

Sean Gelston (48):

Mr. Sean Gelston is a portfolio manager and chief operating officer at Victori Capital, an investment firm based in Stamford, CT, where he also manages a long/short equity fund. Previously he was a partner and co-portfolio manager at the Iroquois Energy Fund. He has also held analyst positions at Castleton Commodities International, Clarus Capital, and the Dreyfus Corporation and, prior to his coming to Wall Street, was employed as an engineer at Ford Motor Company. He holds a B.S. in Mechanical Engineering from the Massachusetts Institute of Technology, an M.S. in Mechanical Engineering from the University of Michigan, and an M.B.A. from the University of Michigan. He has been a CFA charter holder since 2003.

Contact:

ef@echolakecapital.com

SOURCE: Echo Lake Capital